As filed with U.S. Securities and Exchange Commission on March 7, 2024

Registration No. 333-277574

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VAST RENEWABLES LIMITED

(Exact name of Registrant as Specified in its Charter)

N/A

(Translation of registrant name into English)

Australia (State or other jurisdiction of incorporation or organization)	4911 (Primary Standard Industrial Classification Code Number)	Not Applicable (IRS Employer Identification Number)

Suite 7.02, 124 Walker Street,
North Sydney, NSW 2060
Australia
+61 2 4072 2889

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Puglisi & Associates
850 Library Avenue, Suite 204
Newark, Delaware 19711

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Joel Rennie Elliott Smith White & Case LLP 1221 Avenue of the Americas New York, New York 10020 (212) 819-8200

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effectiveness of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (as amended, the “Securities Act”), check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form F-1 (File No. 333-277574) of Vast Renewables Limited is filed solely to re-file certain exhibits thereto with conformed signatures inadvertently omitted from the prior filing. This Amendment No. 1 does not modify any provision of the preliminary prospectus contained in Part I. Accordingly, the preliminary prospectus has been omitted.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of February 14, 2023, by and between Nabors Energy Transition Corp., Neptune Merger Sub Inc., Vast, Nabors Industries Ltd. and Nabors Energy Transition Sponsor LLC (incorporated by reference to Annex A to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
2.2	Amendment and Waiver to Business Combination Agreement, dated as of October 19, 2023, by and among Nabors Energy Transition Corp., Neptune Merger Sub Inc., Vast, Nabors Industries Ltd. and Nabors Energy Transition Sponsor LLC (incorporated by reference to Annex A-1 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
3.1	Constitution of Vast. (incorporated by reference to Exhibit 3.1 to Amendment No. 5 to the Registration Statement on Form F-4 (File No. 333-272058), filed with the SEC on November 20, 2023
4.1	Private Warrant Agreement, dated November 16, 2021, between Nabors Energy Transition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Nabors Energy Transition Corp.’s Current Report on Form 8-K (File No. 001-41073) filed with the SEC on November 16, 2021).
4.2	Public Warrant Agreement, dated November 16, 2021, between Nabors Energy Transition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.2 to Nabors Energy Transition Corp.’s Current Report on Form 8-K (File No. 001-41073) filed with the SEC on November 16, 2021).
4.3	Private Warrant Assignment, Assumption and Amendment Agreement, dated December 18, 2023, by and among Vast, NETC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 2.3 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
4.4	Public Warrant Assignment, Assumption and Amendment Agreement, dated December 18, 2023 by and among Vast, NETC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 2.4 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
4.5	Specimen Private Warrant Certificate (incorporated by reference to Exhibit 4.5 to Nabors Energy Transition Corp.’s Registration Statement on Form S-1 (File No. 333-256876), filed June 8, 2021).
4.6	Specimen Public Warrant Certificate (incorporated by reference to Exhibit 4.3 to Nabors Energy Transition Corp.’s Registration Statement on Form S-1 (File No. 333-256876), filed June 8, 2021).
5.1**	Opinion of Gilbert + Tobin.
5.2**	Opinion of White & Case LLP.
10.1	Support Agreement, dated as of February 14, 2023, by and among Nabors Energy Transition Corp., Nabors Energy Transition Sponsor LLC, Vast, Nabors Lux 2 S.a.r.l. and the independent directors party thereto (incorporated by reference to Annex C to the proxy statement/prospectus to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.2	Amendment No. 1 to Support Agreement, dated as of October 19, 2023, by and among Nabors Energy Transition Corp., Nabors Energy Transition Sponsor LLC, Vast, Nabors Lux 2 S.a.r.l. and the independent directors party thereto (incorporated by reference to Annex C-1 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.3	Form of Notes Subscription Agreement (incorporated by reference to Annex F to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.4	Noteholder Support and Loan Termination Agreement, dated as of February 14, 2023, by and between Vast and AgCentral Energy Pty Limited (incorporated by reference to Exhibit 99.6 to Nabors Energy Transition Corp.’s Current Report on Form 8-K (File No. 001-41073) filed with the SEC on February 14, 2023).

10.5	Form of Equity Subscription Agreement (incorporated by reference to Annex H to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.6	Services and Cost Reimbursement Agreement, dated as of February 14, 2023, by and between Nabors Corporate Services, Inc. and Vast (incorporated by reference to Exhibit 10.6 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.7	Joint Development and License Agreement, dated as of February 14, 2023, by and between Nabors Energy Transition Ventures LLC and Vast (incorporated by reference to Exhibit 10.7 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.8	Funding Agreement, dated as of January 18, 2016, by and between Twynam Agricultural Group Pty Limited and Vast (incorporated by reference to Exhibit 10.8 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.9	Confirmation Related to January 16, 2016 Funding Agreement, dated as of June 30, 2016, by Twynam Agricultural Group Pty Limited to Vast (incorporated by reference to Exhibit 10.9 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.10	Clarification of January 18, 2016 Funding Agreement, dated as of March 22, 2017, by and between Twynam Agricultural Group Pty Limited and Vast (incorporated by reference to Exhibit 10.10 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.11	Amendment to January 18, 2016 Funding Agreement, dated as of November 22, 2018, by and between Twynam Agricultural Group Pty Ltd and Vast (incorporated by reference to Exhibit 10.11 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.12	Exclusivity and Confidentiality Agreement, dated as of August 28, 2017, by and between Doosan Skoda Power s.r.o. and Vast (incorporated by reference to Exhibit 10.12 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.13	Funding Agreement (Convertible Notes No. 4), dated as of November 23, 2017, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.13 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.14	General Security Deed, dated as of May 31, 2018, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.14 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.15	Heliostat Manufacturing and Supply Agreement Binding Term Sheet, dated as of December 21, 2018, by and between sbp sonne gmbh and Vast (incorporated by reference to Exhibit 10.15 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.16	Heliostat IP Agreement Binding Term Sheet, dated as of December 21, 2018, by and between sbp sonne gmbh and Vast (incorporated by reference to Exhibit 10.16 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.17	Vast 2 Heliostat Collaboration (CSP Technology Collaboration Agreement), dated as of August 8, 2019, by and between schlaich bergermann partner, sbp sonne gmbh and Vast (incorporated by reference to Exhibit 10.17 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.18	Description of Certain Informal Amendments to Convertible Notes 3 and 4 (incorporated by reference to Exhibit 10.18 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.19	Master Services and Collaboration Agreement, dated as of March 9, 2020, by and between Advisian Pty Ltd and Vast (incorporated by reference to Exhibit 10.19 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).

10.20	Extension of Convertible Notes No. 3 and No. 4, dated as of June 24, 2020, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.20 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.21	Funding Agreement, dated as of July 14, 2020, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.21 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.22	Issue of Convertible Notes No. 5, New Shares in Vast Solar and Repayment of Short Term Loan, dated as of August 11, 2020, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.22 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.23	Exclusive Collaboration Agreement, dated as of December 9, 2020, by and between KSB SE & Co. and Vast (incorporated by reference to Exhibit 10.23 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.24	Joint Development Agreement, New West Queensland Hybrid Power Project Feasibility Study, dated as of February 12, 2021, by and between Stanwell Corporation Limited and Vast (incorporated by reference to Exhibit 10.24 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.25	Exclusive Collaboration Agreement, dated as of March 16, 2021, by and between Contralos Y Diseños Industriales S.A. and Vast (incorporated by reference to Exhibit 10.25 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.26	Option and License Deed, dated as of March 19, 2021, by and among James Lyne Lord, Marjorie Annette Lord and Vast (incorporated by reference to Exhibit 10.26 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.27	Convertible Notes No. 3, 4 and 5 - Interest Variation and Extension Request, dated as of June 25, 2021, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.27 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.28	Exclusive Collaboration Agreement, dated as of September 21, 2021, by and between Cockerill Maintenance et Ingénierie S.A. and Vast (incorporated by reference to Exhibit 10.28 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.29	Convertible Notes No. 3, 4 and 5 - Interest Variation and Extension Request, dated as of May 24, 2022, by and between AgCentral Pty Ltd and Vast (incorporated by reference to Exhibit 10.29 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.30	Share Sale and Purchase Agreement - SiliconAurora Pty Ltd, dated as of June 15, 2022, by and among 1414 Degrees Limited, Vast Solar Aurora Pty Ltd and Vast (incorporated by reference to Exhibit 10.30 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.31	Option Award, dated as of September 20, 2022, by and among, 1414 Degrees Limited, Vast Solar Aurora Pty Ltd and Vast (incorporated by reference to Exhibit 10.31 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.32	Conditional Offer of Funding - German-Australian Hydrogen Innovation and Technology Incubator (HyGATE), dated as of December 20, 2022, by and between Australian Renewable Energy Agency and Vast (incorporated by reference to Exhibit 10.32 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.33	Advancing Renewables Program Funding Agreement, dated as of January 27, 2023, by and between Australian Renewable Energy Agency and Vast (incorporated by reference to Exhibit 10.33 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.34	Deed of Novation, dated as of February 13, 2023, by and among AgCentral Pty Ltd, AgCentral Energy Pty Ltd and Vast (incorporated by reference to Exhibit 10.34 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).

10.35	Management Equity Plan Deed (incorporated by reference to Exhibit 10.35 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.36	Amendment to Vast Solar Management Equity Plan, dated as of February 14, 2023 (incorporated by reference to Exhibit 10.36 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.37	Vast Solar Management Equity Plan - De-SPAC Side Deed, dated as of February 14, 2023 (incorporated by reference to Exhibit 10.37 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.38	Convertible Note Deed Poll, dated as of February 14, 2023, by Vast (incorporated by reference to Exhibit 10.38 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.39	Convertible Note Side Deed Poll, dated as of February 14, 2023, by and among AgCentral Energy Pty Ltd, Nabors Lux 2 S.a.r.l. and Vast (incorporated by reference to Exhibit 10.39 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.40	Subordination Deed, dated as of February 14, 2023, by and between AgCentral Energy Pty Ltd and Vast (incorporated by reference to Exhibit 10.40 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.41	Pre-Works Agreement for Port Augusta Project, dated as of April 24, 2023, by and between Doosan Skoda Power s.r.o. and Vast (incorporated by reference to Exhibit 10.41 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.42	Technological Cooperation Agreement, dated as of May 16, 2013, by and between MSSA SAS and Vast (incorporated by reference to Exhibit 10.42 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.43	General Conditions Governing the Works to be Carried out by John Cockerill Renewable S.A. and its subsidiaries, dated as of June 7, 2023, by and between John Cockerill Renewable S.A. and Vast (incorporated by reference to Exhibit 10.43 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.44	Fichtner Proposal, dated as of June 8, 2023, by and between Fichtner Australia Pty Ltd and Vast (incorporated by reference to Exhibit 10.44 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.45	Minor Supply Agreement, dated as of July 10, 2023, by and between Contralos Y Diseños Industriales S.A. and Vast (incorporated by reference to Exhibit 10.45 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.46	Deed of Mutual Termination and Release, dated as of August 16, 2023, by and between Australian Renewable Energy Agency and Vast (incorporated by reference to Exhibit 10.46 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.47	Canberra Subscription Agreement, dated as of September 18, 2023, by and between Vast and CT Investments Group Pty Limited (incorporated by reference to Exhibit 10.47 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.48	Subscription Agreement Amendment Letter, dated as of December 13, 2023, by and between Vast and CT Investments Group Pty Limited (incorporated by reference to Exhibit 4.50 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.49	Master Agreement, dated as of October 19, 2023, by and among Vast, Nabors Industries Ltd., Nabors Energy Transition Corp., Nabors Energy Transition Sponsor LLC, Nabors Lux 2 S.a.r.l, Neptune Merger Sub, Inc. and AgCentral Energy Pty Limited (incorporated by reference to Exhibit 10.48 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.50	Backstop Agreement, dated as of October 19, 2023, by and between Vast and Nabors Lux 2 S.a.r.l. (incorporated by reference to Annex J to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).

10.51	Amendment No. 1 to Backstop Agreement, dated as of December 8, 2023, by and between Vast and Nabors Lux 2 S.a.r.l. (incorporated by reference to Exhibit 4.53 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.52	Convertible Note Deed Poll, dated as of October 19, 2023 (incorporated by reference to Exhibit 10.50 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.53	Convertible Note Subscription Agreement, dated as of October 19, 2023, by and between Vast and Nabors Lux 2 S.a.r.l (incorporated by reference to Exhibit 10.51 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.54	Amending Deed Poll for Convertible Notes Deed Poll, dated as of October 19, 2023 (incorporated by reference to Exhibit 10.52 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.55	Subordination Deed, dated as of October 19, 2023, by and among Vast, AgCentral Energy Pty Ltd and Nabors Lux 2 S.a.r.l (incorporated by reference to Exhibit 10.53 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.56	Waiver of Pre-Emptive Right, dated as of October 19, 2023, by and among Vast, AgCentral Energy Pty Ltd and Nabors Lux 2 S.a.r.l (incorporated by reference to Exhibit 10.54 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.57	Investor Deed, dated as of February 14, 2023, by and among Vast, AgCentral Energy Pty Ltd and Nabors Lux 2 S.a.r.l. (incorporated by reference to Annex I to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
10.58	Note Purchase Agreement, dated as of December 7, 2023, by and among Vast, Vast Intermediate HoldCo Pty Ltd and EDF Australia Pacific Pty Ltd (incorporated by reference to Exhibit 4.60 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.59	Joint Development Agreement, dated as of December 7, 2023, by and between Vast and EDF Australia Pacific Pty Ltd (incorporated by reference to Exhibit 4.61 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.60	Parent Company Guarantee, dated as of December 7, 2023, by and between Vast and EDF Australia Pacific Pty Ltd (incorporated by reference to Exhibit 4.62 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.61	Loan Agreement, dated as of December 8, 2023, by and between Vast and Nabors Lux 2 S.a.r.l. (incorporated by reference to Exhibit 4.63 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.62	Non-Redemption Agreement, dated December 13, 2023, by and among Nabors Energy Transition Company, Vast and CT Investments Group Pty Limited (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Nabors Energy Transition Company (File No. 001-41073) on December 14, 2023).
10.63	Side Letter Agreement, dated December 14, 2023, by and among Vast, Nabors Lux 2 S.a.r.l., Nabors Energy Transition Sponsor LLC, Nabors Energy Transition Corp., and Nabors Corporate Services, Inc. (incorporated by reference to Exhibit 4.65 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.64	Shareholder and Registration Rights Agreement, dated December 18, 2023, by and among Vast and the holders party thereto (incorporated by reference to Exhibit 2.7 to the Shell Company Report on Form 20-F (File No. 001-41891), filed with the SEC on December 22, 2023).
10.65**	Advancing Renewables Program Funding Agreement, dated as of December 23, 2023, by and between Solar Methanol 1 Pty Ltd and the Australian Renewable Energy Agency.
10.66**	Form of Deed of Access Insurance and Indemnity.
10.67**	Equity Plan of Vast Renewables Limited.
10.68**	Vast Renewables Limited Employee Share Trust Trust Deed, dated December 18, 2023, by and between Vast and Vast Employee Share Holdings Pty Ltd.
10.69**	Form of Equity Plan Offer Letter.

16.1	Letter of Deloitte Touche Tohmatsu regarding change in independent accountant (incorporated by reference to Exhibit 16.1 to Amendment No. 5 to the Registration Statement on Form F-4 (File. No. 333-272058), filed with the SEC on November 20, 2023).
21.1**	List of Subsidiaries of Vast.
23.1*	Consent of PricewaterhouseCoopers with respect to Vast.
23.2*	Consent of PricewaterhouseCoopers with respect to SiliconAurora Pty Ltd.
23.3**	Consent of Ham, Langston & Brezina, LLP.
24.1**	Powers of Attorney.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
107**	Filing Fee Table

*	Filed Herewith
**	Previously filed

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, Texas, on the 7th day of March, 2024.

Vast Renewables Limited

By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this amended Registration Statement has been signed below by the following persons in the capacities on March 7, 2024.

Name		Title	Date

By:	*	Chief Executive Officer and Director	March 7, 2024
	Name: Craig Wood	(Principal Executive Officer)

By:	/s/ Marshall D. Smith	Chief Financial Officer (Principal Financial Officer and	March 7, 2024
	Name: Marshall D. Smith	Principal Accounting Officer)

By:	*	Chair	March 7, 2024
Name: Peter Botten

By:	*	Director	March 7, 2024
Name: Colleen Calhoun

By:	*	Director	March 7, 2024
Name: Thomas Quinn

By:	*	Director	March 7, 2024
Name: William Restrepo

By:	*	Director	March 7, 2024
Name: Colin Richardson

By:	*	Director	March 7, 2024
Name: John Yearwood

*By:	/s/ Marshall D. Smith
Marshall D. Smith
Attorney-in-Fact

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act of 1933, as amended, Vast Renewables Limited has duly caused this registration statement to be signed by the following duly authorized representative in the United States on March 7, 2024.

PUGLISI & ASSOCIATES

By:	/s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title: Managing Director